TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

2013 3rd Quarter Report

August 31, 2013

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments

For Investors Seeking

  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

Distribution Policy — Tortoise Power and Energy Infrastructure Fund, Inc. (‘‘TPZ”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TPZ during such year. In accordance with its Policy, TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of TPZ’s performance, TPZ expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of TPZ’s performance for the entire calendar year and to enable TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TPZ and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TPZ’s assets to a level that was determined to be detrimental to TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TPZ’s investment performance from the amount of the distribution or from the terms of TPZ’s distribution policy. TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

September 15, 2013

Dear Fellow Stockholders,

Equity market performance was uneven over the summer months, with equities registering gains in July but declines in both June and August. The quarter also experienced renewing speculation that the Federal Reserve may begin to taper its quantitative easing. Bond yields subsequently moved higher, as reflected by the Barclays Aggregate Bond Index, which declined 1.9 percent and 2.9 percent for the three and nine months ending Aug. 31, 2013, respectively. Since the beginning of May, the 10-year Treasury yield had increased sharply by 112 basis points to 2.78 percent as of the fiscal quarter’s end, a relatively significant shift that broadly impacted the fixed income market.

Power and Energy Infrastructure Sector Review and Outlook

The TPZ Benchmark Composite returned -2.1 percent and 1.5 percent for the three and nine months ending Aug. 31, 2013, respectively. The benchmark composite is comprised of a blend of 70 percent fixed income and 30 percent equity securities issued by companies in the power and energy infrastructure sectors. The composite’s exposure to investment grade fixed income was the primary contributor to its negative performance for the quarter, as fixed income markets, most notably investment grade, experienced pressure from rising Treasury rates. The composite’s 30 percent equity component helped somewhat mitigate the fixed income impact.

Despite a difficult quarter in fixed income generally, escalating volumes of oil and natural gas production continued to benefit the midstream and downstream sectors of the energy value chain, the largest areas of focus for the fund. With a supply estimated to meet domestic needs for more than 100 years, many factors are pushing the U.S. to embrace natural gas as a more widely used energy source. It is estimated that U.S. natural gas production will reach 74 billion cubic feet per day by the end of this decade, an increase of 50 percent since 2005.1 Demand for this abundant, clean and inexpensive fuel is growing and its use continues to expand beyond being just a popular source of energy to heat our homes and businesses. U.S. industries are building new domestic manufacturing plants that cost effectively reduce our carbon footprint at the same time that affordable natural gas is fueling a renaissance in manufacturing. All of this is driving robust infrastructure build-out with more than $120 billion in pipeline and related growth projects expected over the next three years alone.

Capital markets are humming, with power and energy infrastructure companies raising more than $28.6 billion in equity and $52.9 billion in debt year to date through Aug. 31st.

Fund Performance Review

The fund’s total assets increased from $228.9 million on May 31, 2013 to $230.8 million on Aug. 31, 2013, largely due to the fund’s additional leverage, which more than offset market depreciation of its investments. The fund’s market-based total return to stockholders was -2.8 percent and 5.5 percent (both including the reinvestment of distributions) for the three and nine months ending Aug. 31, 2013. The fund’s NAV-based total return was 0.3 percent and 8.4 percent for the same periods. The difference between the market value returns as compared to the NAV total returns reflected an increase in the market’s discount of the fund’s stock price relative to its NAV during the period.

During the fiscal quarter, the fund’s asset performance was bolstered primarily by positive returns on its crude oil and refined products pipeline investments. These assets benefitted from growing production out of the nation’s shale resources as well as a favorable tariff escalator (PPI + 2.65 percent). The natural gas pipeline and power components, which are largely comprised of fixed income holdings and represented the largest component of the fund’s fixed income holdings, created some headwinds to performance during the quarter, as these holdings were not immune to the volatility triggered by uncertainty around a Fed taper and the future of interest rates.

The fund paid monthly distributions of $0.125 per common share ($1.50 annualized) throughout the fiscal year to date. These distributions represented an annualized distribution rate of 5.9 percent based on the fund’s third fiscal quarter closing price of $25.52. Please refer to the inside front cover of this report for important information about our distribution policy. The fund ended the period with leverage (bank debt) at 16.1 percent of its total assets. Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

Despite the market volatility in the fixed income markets, power and energy infrastructure companies continue to experience solid balance sheets and fundamentals, supported by the growth underway across the energy value chain. We look forward to serving you as your professional investment adviser as the North American energy revolution continues to unfold.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

P. Bradley Adams	H. Kevin Birzer	Zachary A. Hamel

Kenneth P. Malvey	Terry Matlack	David J. Schulte

1 Energy Information Administration, 2013

The TPZ Benchmark Composite includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electricity Index (CUEL) and the Tortoise MLP Index®, a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs).The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

(Unaudited)

2013 3rd Quarter Report       1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2012		2013
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$2,089	$2,080	$2,066	$2,048	$2,078
Distributions received from master limited partnerships	860	876	881	892	762
Dividends paid in stock	554	561	578	580	585
Total from investments	3,503	3,517	3,525	3,520	3,425
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of fees waived	460	470	471	499	496
Other operating expenses	124	117	128	120	121
	584	587	599	619	617
Distributable cash flow before leverage costs and current taxes	2,919	2,930	2,926	2,901	2,808
Leverage costs(2)	309	268	227	189	189
Distributable Cash Flow(3)	$2,610	$2,662	$2,699	$2,712	$2,619
Net realized gain on investments	$961	$1,494	$355	$870	$7,039

As a percent of average total assets(4)
Total from investments	6.39%	6.31%	6.30%	5.99%	5.86%
Operating expenses before leverage costs and current taxes	1.07%	1.05%	1.07%	1.05%	1.06%
Distributable cash flow before leverage costs and current taxes	5.32%	5.26%	5.23%	4.94%	4.80%
As a percent of average net assets(4)
Total from investments	7.75%	7.60%	7.58%	7.08%	6.95%
Operating expenses before leverage costs and current taxes	1.29%	1.27%	1.29%	1.24%	1.25%
Leverage costs and current taxes	0.68%	0.58%	0.49%	0.38%	0.38%
Distributable cash flow	5.78%	5.75%	5.80%	5.46%	5.32%

Selected Financial Information
Distributions paid on common stock	$2,606	$2,607	$2,607	$2,607	$2,606
Distributions paid on common stock per share	0.375	0.375	0.375	0.375	0.375
Total assets, end of period	220,693	224,142	230,645	228,896	230,847
Average total assets during period(5)	218,005	224,258	226,807	233,060	231,916
Leverage(6)	35,000	36,400	36,700	31,500	37,200
Leverage as a percent of total assets	15.9%	16.2%	15.9%	13.8%	16.1%
Net unrealized appreciation, end of period	55,501	57,239	64,877	67,999	60,227
Net assets, end of period	184,208	186,034	192,583	195,336	193,130
Average net assets during period(7)	179,903	186,162	188,510	197,344	195,547
Net asset value per common share	26.50	26.76	27.70	28.10	27.78
Market value per common share	25.58	25.26	26.35	26.65	25.52
Shares outstanding (actual)	6,951,333	6,951,333	6,951,333	6,951,333	6,951,333

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of long-term debt obligations and short-term borrowings.
(7)	Computed by averaging daily net assets within each period.

2      Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our MLP investments increased during the 3rd quarter while the value of our debt investments declined slightly due to rising interest rates. These changes, combined with the exercise of call options within our bond portfolio where proceeds were used to reduce leverage prior to being reinvested, led to an overall increase of $2.0 million in total assets during the quarter. Total income received from our investments decreased 2.7 percent while leverage costs were unchanged as compared to 2nd quarter 2013. We maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

We pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our monthly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the monthly distributions throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

2013 3rd Quarter Report       3

Management’s Discussion (Unaudited) (Continued)

Total income from investments for the 3rd quarter 2013 was approximately $3.4 million, a decrease of 2.7 percent as compared to 2nd quarter 2013 and a decrease of 2.2 percent as compared to 3rd quarter 2012. These changes reflect increases in per share distribution rates on our MLP investments, the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth, as well as fixed income investments that have been refinanced in a lower interest rate environment.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.06 percent of average total assets for 3rd quarter 2013 as compared to 1.05 percent for the 2nd quarter 2013 and 1.07 percent for the 3rd quarter 2012. Advisory fees for 3rd quarter 2013 decreased by approximately 0.8 percent as compared to 2nd quarter 2013 due to a slight decrease in average monthly managed assets during the quarter. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets for calendar year 2012, and has agreed to waive 0.10 percent of average monthly managed assets for calendar year 2013. Other operating expenses increased slightly as compared to 2nd quarter 2013.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 10 of our Notes to Financial Statements, at August 31, 2013, we had $26 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.68 percent and weighted average remaining maturity of approximately 4.8 years. This swap arrangement effectively fixes the cost of approximately 70 percent of our outstanding leverage over the remaining swap period.

Total leverage costs for DCF purposes were approximately $189,000 for the 3rd quarter 2013, unchanged as compared to 2nd quarter 2013.

Interest accrues on the margin facility at a rate equal to 3-month LIBOR plus 0.75 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow and Capital Gains

For 3rd quarter 2013, our DCF was approximately $2.6 million, a 0.3 percent increase as compared to 3rd quarter 2012 and a 3.4 percent decrease as compared to 2nd quarter 2013. This difference is the net result of the change in distributions and expenses as outlined above. In addition, we had net realized gains of approximately $7.0 million from the sale of portfolio investments in the 3rd quarter 2013. On May 8, 2013, we declared monthly distributions for the 2013 3rd fiscal quarter of $0.125 per share. This is unchanged as compared to 2nd quarter 2013.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2013 YTD and 3rd quarter 2013 (in thousands):

	2013	3rd Qtr
	YTD	2013
Net Investment Income	$3,887	$1,355
Adjustments to reconcile to DCF:
Dividends paid in stock	1,743	585
Distributions characterized as return of capital	2,421	711
Amortization of debt issuance costs	73	—
Interest rate swap expenses	(274)	(93)
Change in amortization methodology	180	61
DCF	$8,030	$2,619

Liquidity and Capital Resources

We had total assets of $230.8 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 3rd quarter 2013, total assets increased by $2.0 million. This change was primarily the result of a $2.1 million decrease in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), and net purchases (including impact of bond call activity) of $3.5 million.

Total leverage outstanding at August 31, 2013 was $37.2 million, an increase of $5.7 million as compared to May 31, 2013 which was primarily the result of the trading activity as described above. Total leverage represented 16.1 percent of total assets at August 31, 2013, an increase from 13.8 percent of total assets at May 31, 2013 and an increase from 15.9 percent of total assets at August 31, 2012. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our

4       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 11 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses; (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2012 were approximately 59 percent ordinary income (none of which is qualified dividend income) and 41 percent long-term capital gain. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2013 distributions will be characterized as ordinary income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2014.

2013 3rd Quarter Report      5

Schedule of Investments August 31, 2013
(Unaudited)
	Principal
	Amount/Shares	Fair Value
Common Stock — 1.9%(1)

Power/Utility — 1.9%(1)
United States — 1.9%(1)
NRG Yield, Inc. (Cost $3,455,755)	132,000	$3,677,520

Corporate Bonds — 69.4%(1)

Crude/Refined Products Pipelines — 4.2%(1)
Canada — 2.4%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	4,601,250
United States — 1.8%(1)
SemGroup LP,
7.500%, 06/15/2021(2)	3,450,000	3,510,375
		8,111,625
Local Distribution Pipelines — 7.7%(1)
United States — 7.7%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,732,204
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	3,500,000	4,040,743
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,068,719
		14,841,666
Natural Gas/Natural Gas Liquids Pipelines — 19.8%(1)
Canada — 3.2%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	6,240,000
United States — 16.6%(1)
El Paso Corp.,
6.500%, 09/15/2020(3)	6,000,000	6,328,170
EQT Corp.,
6.500%, 04/01/2018	2,000,000	2,239,978
EQT Corp.,
8.125%, 06/01/2019	2,000,000	2,404,632
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,643,515
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,110,406
NGPL PipeCo LLC,
9.625%, 06/01/2019(2)	2,000,000	2,060,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,603,933
Southern Star Central Corp.,
6.750%, 03/01/2016	2,745,000	2,779,313
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,164,396
Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,755,828
		38,330,171
Natural Gas Gathering/Processing — 5.5%(1)
United States — 5.5%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	5,000,000	6,334,275
Enogex LLC,
6.250%, 03/15/2020(2)(3)	4,000,000	4,298,716
		10,632,991
Oil and Gas Exploration and Production — 7.5%(1)
United States — 7.5%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,110,000
Chesapeake Energy Corp.,
7.250%, 12/15/2018(3)	3,500,000	3,963,750
Concho Resources, Inc.,
5.500%, 04/01/2023	2,000,000	1,940,000
Denbury Resources Inc.,
6.375%, 08/15/2021	1,000,000	1,047,500
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020(3)	3,000,000	3,300,000
Plains Exploration & Production Co.,
6.500%, 11/15/2020	2,000,000	2,129,072
		14,490,322
Oilfield Services — 2.0%(1)
United States — 2.0%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,793,062

Power/Utility — 22.7%(1)
United States — 22.7%(1)
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,635,639
Dominion Resources, Inc.,
8.375%, 06/15/2064(4)	183,000	4,836,690
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,437,448
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,227,348
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,083,022
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,843,750
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,370,000
NRG Energy, Inc.,
8.500%, 06/15/2019	6,000,000	6,465,000
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,163,206
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	6,210,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,579,375
		43,851,478
Total Corporate Bonds (Cost $124,052,052)		134,051,315

See accompanying Notes to Financial Statements.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments (Continued) August 31, 2013
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 46.6%(1)

Crude/Refined Products Pipelines — 18.3%(1)
United States — 18.3%(1)
Buckeye Partners, L.P.(3)	54,000	$3,780,000
Enbridge Energy Management, L.L.C.(3)(5)	522,211	15,661,095
Holly Energy Partners, L.P.(3)	86,200	3,062,686
Magellan Midstream Partners, L.P.(3)	53,400	2,897,484
NuStar Energy L.P.(3)	31,200	1,301,352
Phillips 66 Partners LP	15,500	476,935
Plains All American Pipeline, L.P.(3)	61,200	3,094,272
Sunoco Logistics Partners L.P.(3)	79,443	5,103,418
		35,377,242
Natural Gas/Natural Gas Liquids Pipelines — 21.5%(1)
United States — 21.5%(1)
Energy Transfer Equity, L.P.(3)	27,809	1,788,953
Energy Transfer Partners, L.P.(3)	107,700	5,521,779
Enterprise Products Partners L.P.(3)	111,000	6,595,620
Inergy Midstream, L.P.(3)	42,210	980,960
Kinder Morgan Management, LLC(3)(5)	235,469	18,799,858
ONEOK Partners, L.P.(3)	82,400	4,086,216
Regency Energy Partners, L.P.(3)	71,800	1,940,754
Williams Partners, L.P.(3)	36,287	1,790,038
		41,504,178
Natural Gas Gathering/Processing — 6.8%(1)
United States — 6.8%(1)
DCP Midstream Partners, LP(3)	85,200	4,083,636
MarkWest Energy Partners, L.P.(3)	56,700	3,786,993
Targa Resources Partners L.P.(3)	109,200	5,335,512
		13,206,141
Total Master Limited Partnerships
and Related Companies (Cost $40,078,916)		90,087,561
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(6) (Cost $121,055)	121,055	121,055
Total Investments — 118.0%(1)
(Cost $167,707,778)		227,937,451
Interest Rate Swap Contracts — 0.0%(1)
$26,000,000 notional — unrealized appreciation(7)		47,426
Other Assets and Liabilities — (18.0%)(1)		(34,855,072)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$193,129,805

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $48,430,381, which represents 25.1% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 11 to the financial statements for further disclosure.
(4)	Security has characteristics that are similar to corporate bonds although it trades in a manner similar to an equity investment. The security has a quoted price in an active market and is classified as a Level 1 investment within the fair value hierarchy.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of August 31, 2013.
(7)	See Note 10 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       7

Statement of Assets & Liabilities August 31, 2013
(Unaudited)

Assets
Investments at fair value (cost $167,707,778)	$227,937,451
Receivable for Adviser fee waiver	39,502
Interest and dividend receivable	2,765,475
Unrealized appreciation of interest rate swap contracts	47,426
Prepaid expenses and other assets	57,127
Total assets	230,846,981
Liabilities
Payable to Adviser	375,271
Accrued expenses and other liabilities	141,905
Short-term borrowings	37,200,000
Total liabilities	37,717,176
Net assets applicable to common stockholders	$193,129,805
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares
issued and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	129,482,470
Undistributed net realized gain	3,363,225
Net unrealized appreciation of investments and
interest rate swap contracts	60,277,159
Net assets applicable to common stockholders	$193,129,805
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$27.78

Statement of Operations Period from December 1, 2012 through August 31, 2013
(Unaudited)

Investment Income
Distributions from master limited partnerships	$2,535,030
Less return of capital on distributions	(2,420,620)
Net distributions from master limited partnerships	114,410
Interest from corporate bonds	6,011,290
Dividends from money market mutual funds	132
Total Investment Income	6,125,832
Operating Expenses
Advisory fees	1,637,966
Professional fees	102,491
Stockholder communication expenses	85,981
Administrator fees	69,428
Directors’ fees	37,494
Fund accounting fees	18,302
Registration fees	18,292
Stock transfer agent fees	10,182
Custodian fees and expenses	8,183
Other operating expenses	19,146
Total Operating Expenses	2,007,465
Leverage Expenses
Interest expense	303,240
Amortization of debt issuance costs	72,963
Other leverage expenses	27,284
Total Leverage Expenses	403,487
Total Expenses	2,410,952
Less fees waived by Adviser	(172,417)
Net Expenses	2,238,535
Net Investment Income	3,887,297
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	8,263,823
Net realized loss on interest rate swap settlements	(272,391)
Net realized gain on investments and interest rate swaps	7,991,432
Net unrealized appreciation of investments	1,832,175
Net unrealized appreciation of interest rate swap contracts	1,205,650
Net unrealized appreciation of investments and
interest rate swap contracts	3,037,825
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	11,029,257
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$14,916,554

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Changes in Net Assets

	Period from
	December 1, 2012
	through	Year Ended
	August 31, 2013	November 30, 2012
	(Unaudited)
Operations
Net investment income	$3,887,297	$5,033,090
Net realized gain on investments and interest rate swaps	7,991,432	4,817,729
Net unrealized appreciation of investments and interest rate swap contracts	3,037,825	10,280,797
Net increase in net assets applicable to common stockholders resulting from operations	14,916,554	20,131,616
Distributions to Common Stockholders
Net investment income	(3,192,043)	(6,109,131)
Net realized gain	(4,628,207)	(4,317,869)
Return of capital	—	—
Total distributions to common stockholders	(7,820,250)	(10,427,000)
Total increase in net assets applicable to common stockholders	7,096,304	9,704,616
Net Assets
Beginning of period	186,033,501	176,328,885
End of period	$193,129,805	$186,033,501
Accumulated net investment loss, end of period	$—	$(695,254)

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       9

Statement of Cash Flows Period from December 1, 2012 through August 31, 2013
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$2,535,030
Interest and dividend income received	5,753,574
Purchases of long-term investments	(22,813,561)
Proceeds from sales of long-term investments	23,966,396
Purchases of short-term investments, net	(36,477)
Payments on interest rate swaps, net	(272,391)
Interest received on securities sold, net	73,013
Interest expense paid	(352,523)
Other leverage expenses paid	(2,667)
Operating expenses paid	(1,830,144)
Net cash provided by operating activities	7,020,250
Cash Flows From Financing Activities
Repayments on revolving line of credit	(16,400,000)
Advances from margin loan facility	61,300,000
Repayments on margin loan facility	(24,100,000)
Redemption of long-term debt obligations	(20,000,000)
Distributions paid to common stockholders	(7,820,250)
Net cash used in financing activities	(7,020,250)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$14,916,554
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(22,813,561)
Proceeds from sales of long-term investments	23,966,396
Purchases of short-term investments, net	(36,477)
Return of capital on distributions received	2,420,620
Net unrealized appreciation of investments and
interest rate swap contracts	(3,037,825)
Net realized gain on investments	(8,263,823)
Amortization of market premium, net	351,661
Amortization of debt issuance costs	72,963
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(536,496)
Decrease in prepaid expenses and other assets	15,696
Increase in payable to Adviser, net of fees waived	19,547
Decrease in accrued expenses and other liabilities	(55,005)
Total adjustments	(7,896,304)
Net cash provided by operating activities	$7,020,250

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Financial Highlights
	Period from				Period from
	December 1, 2012				July 31, 2009(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31, 2013	November 30, 2012	November 30, 2011	November 30, 2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.76	$25.37	$24.47	$20.55	$—
Public offering price	—	—	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.56	0.72	0.72	0.73	0.17
Net realized and unrealized gains on investments
and interest rate swap contracts(3)	1.59	2.17	1.68	4.69	1.70
Total income from investment operations	2.15	2.89	2.40	5.42	1.87
Distributions to Common Stockholders
Net investment income	(0.46)	(0.88)	(0.79)	(0.63)	(0.16)
Net realized gain	(0.67)	(0.62)	(0.57)	(0.77)	—
Return of capital	—	—	(0.14)	(0.10)	(0.22)
Total distributions to common stockholders	(1.13)	(1.50)	(1.50)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance
of common stock	—	—	—	—	(0.94)
Net Asset Value, end of period	$27.78	$26.76	$25.37	$24.47	$20.55
Per common share market value, end of period	$25.52	$25.26	$24.18	$23.06	$19.18
Total Investment Return Based on Market Value(4)	5.46%	10.83%	11.49%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(5)	8.36%	11.90%	10.24%	27.60%	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$193,130	$186,034	$176,329	$169,874	$141,789
Average net assets (000’s)	$193,839	$182,224	$173,458	$156,685	$134,521
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.13%	1.13%	1.13%	1.15%	1.06%
Other operating expenses	0.25	0.27	0.28	0.30	0.47
Fee waiver	(0.12)	(0.12)	(0.18)	(0.18)	(0.17)
Subtotal	1.26	1.28	1.23	1.27	1.36
Leverage expenses	0.28	0.44	0.42	0.52	0.43
Current foreign tax expense(7)	—	—	0.00	0.00	—
Total expenses	1.54%	1.72%	1.65%	1.79%	1.79%

See accompanying Notes to Financial Statements.

2013 3rd Quarter Report       11

Financial Highlights (Continued)
	Period from				Period from
	December 1, 2012				July 31, 2009(1)
	through	Year Ended	Year Ended	Year Ended	through
	August 31, 2013	November 30, 2012	November 30, 2011	November 30, 2010	November 30, 2009
	(Unaudited)
Ratio of net investment income to average net assets
before fee waiver(6)	2.55%	2.64%	2.70%	3.05%	2.38%
Ratio of net investment income to average net assets
after fee waiver(6)	2.67%	2.76%	2.88%	3.23%	2.55%
Portfolio turnover rate	10.01%	13.67%	8.78%	21.93%	2.97%
Short-term borrowings, end of period (000’s)	$37,200	$16,400	$13,000	$12,700	$11,300
Long-term debt obligations, end of period (000’s)	—	$20,000	$20,000	$20,000	$20,000
Per common share amount of long-term debt obligations
outstanding, end of period	—	$2.88	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding
long-term debt obligations, end of period	$27.78	$29.64	$28.25	$27.35	$23.45
Asset coverage, per $1,000 of principal amount of
long-term debt obligations and short-term borrowings(8)	$6,192	$6,111	$6,343	$6,195	$5,530
Asset coverage ratio of long-term debt obligations
and short-term borrowings(8)	619%	611%	634%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2012, 2011 and 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $0, $0, $4,530, $1,660 and $0 for the period from December 1, 2012 through August 31, 2013, the years ended November 30, 2012, 2011 and 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) August 31, 2013

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2011 through November 30, 2012, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2012, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2011 through November 30, 2012 based on the 2012 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $40,000

2013 3rd Quarter Report      13

Notes to Financial Statements (Unaudited) (Continued)

or $0.006 per share, an increase in unrealized appreciation of investments of approximately $42,000 or $0.006 per share, and a decrease in realized gains of approximately $2,000 or $0.000 per share for the period from December 1, 2012 through August 31, 2013.

Subsequent to the period ended February 28, 2013, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2013 estimates, after considering the final allocations for 2012. This reclassification amounted to a decrease in net investment income of approximately $5,000 or $0.001 per share and an increase in unrealized appreciation of investments of approximately $5,000 or $0.001 per share.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2012, the Company’s distributions for tax purposes were comprised of 59 percent ordinary income and 41 percent long-term capital gain. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2013.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The additional disclosures required by these amendments are reflected within the financial statements.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2012 through December 31, 2012, and has contractually agreed to a fee waiver of 0.10 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$56,536,147
Undistributed ordinary income	35,998
Other temporary differences	(28,065)
Accumulated earnings	$56,544,080

As of August 31, 2013, the aggregate cost of securities for federal income tax purposes was $160,803,104. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $67,592,029, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $457,682 and the net unrealized appreciation was $67,134,347.

2013 3rd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2013. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2013	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$134,051,315	$4,836,690	$129,214,625	$—
Equity Securities:
Common Stock(a)	3,677,520	3,677,520	—	—
Master Limited Partnerships
and Related Companies(a)	90,087,561	90,087,561	—	—
Other Securities:
Short-Term Investment(b)	121,055	121,055	—	—
Interest Rate Swap Contracts	47,426	—	47,426	—
Total Assets	$227,984,877	$98,722,826	$129,262,051	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2013.

The Company did not hold any Level 3 securities during the period from December 1, 2012 through August 31, 2013.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2012 through August 31, 2013.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2013.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$5,000,000	08/17/12	$6,052,370	$6,334,275	3.3%
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,437,448	1.8
Duquesne Light Holdings, Inc.,		11/18/11-
5.900%, 12/01/2021	2,000,000	12/05/11	2,074,420	2,227,348	1.2
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,298,716	2.2
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,643,515	0.8
Gibson Energy Inc.,		06/26/13-
6.750%, 07/15/2021	4,500,000	07/01/13	4,459,760	4,601,250	2.4
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,370,000	2.3
Midcontinent Express Pipelines, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,110,406	3.2
NGPL PipeCo LLC,
9.625%, 06/01/2019	2,000,000	05/23/12	2,042,500	2,060,000	1.1
Ruby Pipeline, LLC,
6.000%, 04/01/2022	1,500,000	09/17/12	1,616,250	1,603,933	0.8
SemGroup LP,		06/10/13-
7.500%, 06/15/2021	3,450,000	07/01/13	3,499,563	3,510,375	1.8
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,068,719	3.1
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,164,396	1.1
			$46,330,097	$48,430,381	25.1%

8. Investment Transactions

For the period from December 1, 2012 through August 31, 2013, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $22,813,561 and $23,966,396 (excluding short-term debt securities), respectively.

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

9. Long-Term Debt Obligations

The Company had $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding at November 30, 2012. Holders of the Notes were entitled to receive quarterly cash interest payments at an annual rate that reset each quarter based on the 3-month LIBOR plus 1.87 percent. The Company redeemed the Notes on December 18, 2012. The weighted-average interest rate on the Notes for the period from December 1, 2012 through December 18, 2012 was 2.18 percent. The unamortized balance of allocated capital costs was expensed upon redemption and resulted in a total loss on early redemption of $71,204 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $60,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a termination payment to the extent of the Company’s net liability position, in addition to redeeming all or some of the senior notes. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of August 31, 2013, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by the	Received by	Appreciation
Counterparty	Date	Amount	Company	the Company	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(28,605)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(26,235)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(141,355)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(77,927)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	296,454
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	25,094
		$26,000,000			$47,426

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized appreciation of interest rate swap contracts in the amount of $1,205,650 for the period ended August 31, 2013 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $272,391 are recorded as realized losses for the period ended August 31, 2013. The total notional amount of all open swap agreements at August 31, 2013 is indicative of the volume of this derivative type for the period ended August 31, 2013.

The following table presents a gross presentation, the effects of offsetting, and a net presentation of the Company’s interest rate swap contracts at August 31, 2013.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$321,548	$(274,122)	$47,426	$ —	$ —	$47,426

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$274,122	$(274,122)	$ —	$ —	$ —	$ —

2013 3rd Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

11. Credit Facility

As of August 31, 2013, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The Company entered into the margin loan agreement on December 6, 2012. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to three-month LIBOR plus 0.75 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended August 31, 2013 was approximately $35,900,000 and 1.03 percent, respectively. At August 31, 2013, the principal balance outstanding was $37,200,000 at an interest rate of 1.01 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2013, the Company was in compliance with the terms of the margin loan facility.

The Company utilized the margin loan facility to redeem the outstanding balance and terminate the unsecured credit facility with U.S. Bank, N.A. on December 18, 2012. Outstanding balances on the credit facility accrued interest at a variable annual rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.20 percent. The average principal balance and interest rate for the period during which the credit facility was utilized during the period from December 1, 2012 through December 18, 2012 was approximately $16,000,000 and 1.46 percent, respectively.

12. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at August 31, 2013 and November 30, 2012.

13. Subsequent Events

On September 30, 2013, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $46,255.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2013, the aggregate compensation paid by the Company to the independent directors was $36,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2013 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2013 3rd Quarter Report       19

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
P. Bradley Adams
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$2,080	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$389

Tortoise Energy Capital Corp.		Midstream Equity	$1,092	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$449

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$1,927	Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$230

Tortoise North American Energy Corp.		Midstream/Upstream Equity	$260

(1) As of 9/30/13

TPZ LISTED NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.